Summary Prospectus August 1, 2019

Pear Tree Polaris Foreign Value Small Cap Fund	Ordinary Shares: QUSOX Institutional Shares: QUSIX R6 Shares: QUSRX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.peartreefunds.com/fund-literature. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com. The current prospectus and statement of additional information dated August 1, 2019, as amended, are incorporated by reference into this summary prospectus.
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Pear Tree Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Pear Tree Funds your financial intermediary, such as a broker-dealer or a bank. Instead, the reports will be made available on the Pear Tree Funds' website, www.peartreefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pear Tree Funds or your financial intermediary electronically by calling Pear Tree Funds at 1-800-326-2151, logging into your accounts at www.peartreefunds.com, or by calling your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform Pear Tree Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling Pear Tree Funds at 1-800-326-2151 or your financial intermediary. If you hold any Pear Tree Funds directly, your election to receive reports in paper will apply to those Pear Tree Funds held directly. If you hold any Pear Tree Funds through a financial intermediary, your election will apply to those Pear Tree Funds you hold through that financial intermediary.

Investment Objective: Long-term growth of capital and income.
Fee Table and Expenses of Foreign Value Small Cap Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Foreign Value Small Cap Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares	R6 Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.28%	0.28%	0.14%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.54%	1.29%	1.15%
Fee Waiver and/or Expense Reimbursement (1)	0.10%	0.22%	0.10%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1)	1.44%	1.07%	1.05%
(1)
The Manager has contractually agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Foreign Value Small Cap Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Foreign Value Small Cap Fund would be calculated using an annual rate of 0.90 percent of Foreign Value Small Cap Fund’s net assets. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Foreign Value Small Cap Fund amounts that it has waived under that agreement.

The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2020 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Foreign Value Small Cap Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have a right to recoup from Foreign Value Small Cap Fund amounts that it has waived under that agreement.
Example
This example is intended to help you compare the cost of investing in Foreign Value Small Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Foreign Value Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Foreign Value Small Cap Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Shares	$147	$477	$830	$1,826
Institutional Shares	$109	$387	$686	$1,537
R6 Shares	$107	$355	$623	$1,389
Portfolio Turnover
Foreign Value Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Foreign Value Small Cap Fund’s performance. During the most recent fiscal year, Foreign Value Small Cap Fund's portfolio turnover rate was 52 percent of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, Foreign Value Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by small-cap foreign markets issuers. Foreign Value Small Cap Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets, including emerging markets, as well as a mutual fund and exchange-traded fund (ETFs) that invests at least 80 percent of its net assets in similar securities issued by foreign markets issuers. Foreign Value Small Cap Fund generally will be invested in issuers in fifteen or more foreign countries. Foreign Value Small Cap Fund considers a small-cap company to be a company having a market capitalization at time of purchase between $50 million to $5 billion.
Foreign Value Small Cap Fund’s sub-adviser uses proprietary quantitative investment technology, combined with traditional, value-based, fundamental research, to identify potential investments. Foreign Value Small Cap Fund’s investment strategy has two premises: country and industry factors are important determinants of security prices, and global market fluctuations produce mispriced stocks. Foreign Value Small Cap Fund’s sub-adviser believes that although global markets have proven generally efficient over time, investor behavior creates volatility. The sub-adviser also believes that that volatility should lead to inefficiently priced securities, that is, securities that may not adequately reflect a company’s long-term fundamental valuation and/or future cash flows. Foreign Value Small Cap Fund is "non-diversified," which means that it may invest a higher percentage of its assets in a smaller number of issuers.
Foreign Value Small Cap Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of Foreign Value Small Cap Fund's returns. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors. Foreign Value Small Cap Fund also may, for hedging purposes, buy and sell forward foreign currency exchange contracts in connection with its investments.
Foreign Value Small Cap Fund may invest in other derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. Foreign Value Small Cap Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.
Principal Investment Risks
It is possible to lose money by investing in Foreign Value Small Cap Fund. An investment in Foreign Value Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Specific Holdings The share price of Foreign Value Small Cap Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which Foreign Value Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which Foreign Value Small Cap Fund may have substantial investments.
Foreign Securities, including Emerging Markets Securities  Foreign Value Small Cap Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable. They also are more susceptible to governmental interference, and they tend to have less liquid and efficient trading markets than those of developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
Value Stock Investing A value investment style periodically comes into and falls out of favor with investors. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.
Small-Capitalization Securities Investments in small-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Foreign Value Small Cap Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Liquidity Risk  To meet shareholder redemption requests and other cash requirements, Foreign Value Small Cap Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Foreign Value Small Cap Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Investment Strategies, Generally, and Quantitative Investment Risk  Foreign Value Small Cap Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of Foreign Value Small Cap Fund's portfolio. Foreign Value Small Cap Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.
Risks of Investing in ADRs The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with investing in foreign equities. In addition, an ADR may not track the price of its associated underlying foreign security.
Currency and Option Contracts and Other Derivatives  Foreign Value Small Cap Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for Foreign Value Small Cap Fund to liquidate an open option contract.
Investments in Other Collective Investment Funds To the extent that Foreign Value Small Cap Fund invests in mutual funds, exchange-traded funds (ETFs), and business development companies (BDCs), Foreign Value Small Cap Fund's investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting Foreign Value Small Cap Fund shareholders to some duplication of fees.
Non-Diversification  Foreign Value Small Cap Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Small Cap Fund.
Sector  Foreign Value Small Cap Fund does not have a policy of investing a significant portion of its assets in any particular industry sector. From time to time, however, it may have significant investments in one or more specific industry sectors, subjecting it to risks of that sector, which may be greater than general market risk.
Regional/Country Focus  Foreign Value Small Cap Fund does not have a policy of investing a significant portion of its assets in any particular region or country, However, to the extent that Foreign Value Small Cap Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country.
Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.
Past Performance
The following bar chart and table provide some indication of the risks of investing in Foreign Value Small Cap Fund by showing changes in Foreign Value Small Cap Fund’s performance over time. The tables also compare Foreign Value Small Cap Fund’s performance to a broad measure of market performance that reflects the type of securities in which Foreign Value Small Cap Fund invests. Past performance does not necessarily indicate how Foreign Value Small Cap Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com
A Note on Performance
Ordinary Shares and Institutional Shares each commenced operations on May 1, 2008. R6 Shares commenced operations on February 6, 2017. Performance information for R6 Shares will be available after the share class has been offered for a full calendar year. Returns for R6 Shares would have been substantially similar to the returns of Institutional Shares because each share class is invested in the same portfolio of securities, and returns would differ only to the extent that expenses of the classes are different.

Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Foreign Value Small Cap Fund’s Ordinary Shares.
Calendar year-to-date return of the Ordinary Shares of Foreign Value Small Cap Fund as of June 30, 2019 was 9.11%.
Best Quarter:	Q2 2009	53.73%
Worst Quarter:	Q3 2011	(19.15)%
Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	(19.09)%	2.97%	12.51%
After Tax on Distributions	(20.17)%	2.46%	11.95%
After Tax on Distributions, with Sale	(10.95)%	2.37%	10.61%
Institutional Shares Before Tax	(18.77)%	3.28%	12.81%
R6 Shares Before Tax	(18.81)%	N/A	N/A
MSCI ACWI ex USA Small Cap (reflects no deduction for fees, expenses or taxes)	(17.89)%	2.33%	10.41%
After-Tax Returns After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares and R6 Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.
Management
Foreign Value Small Cap Fund is managed by Pear Tree Advisors, Inc. Foreign Value Small Cap Fund is sub-advised by Polaris Capital Management, LLC (“Polaris”). The following employees of Polaris serve as the portfolio managers of Foreign Value Small Cap Fund:
Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	2008
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2008
Bin Xiao, CFA	Assistant Portfolio Manager	2012
Jason M. Crawshaw	Assistant Portfolio Manager	2017
Buying and Selling Fund Shares
You may buy or sell shares of Foreign Value Small Cap on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.

Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*
Institutional Shares: $1,000,000*
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
R6 Shares: $100,000**
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
*
May be waived by the fund or funds.

**
May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares Institutional Shares: 50 shares R6 Shares: None
Tax Information
Foreign Value Small Cap Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of Foreign Value Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), Foreign Value Small Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Foreign Value Small Cap Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

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